UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5661

Weitz Series Fund, Inc.

(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Series Fund, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31, 2003

Date of reporting period: March 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

WEITZ SERIES FUND, INC.

Value Fund

A N N U A L

R E P O R T

March 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended March 31, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return
May 9, 1986	$ 25,000	$ —	$ —	$ 25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753	28,852	192,405	-17.1
Mar. 31, 2003	67,125	90,160	27,746	185,031	-3.8	††

The Fund’s average annual total return for the one, five and ten year periods ending March 31, 2003, was -20.2%, 5.1% and 13.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $19,751.

†          Return is for the period 5/9/86 through 12/31/86

††       Return is for the period 1/01/03 through 3/31/03

2

WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1993, through March 31, 2003 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1993 would have been valued at $86,204 on March 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Value Fund	-20.2%	5.1%	13.2%
Standard & Poor’s 500 Index	-24.8%	-3.8%	8.5%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares , when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the fiscal year ended March 31, 2003, the Value Fund designated $20,027,686 as a long-term capital gain distribution.

3

WEITZ SERIES FUND, INC. — VALUE FUND
March 31, 2003 – Annual Report

April 4, 2003

Dear Fellow Shareholder:

These are strange and troubling times. Our country is at war, the threat of terrorism in America is unsettling, to say the least, we have just completed the 3rd year of the worst bear market since the 1930’s, and last year, our Fund had its worst percentage decline ever. On the other hand we have kept our capital intact throughout the bear market, our relative performance has been very good, and we have confidence in the resilience of the American people, our economy, and the companies in our portfolio.

It is natural to be concerned, confused, and discouraged at a time like this—both about our parochial investment interests and about the world in general. I’m not immune. But in 42 years of investing (only 33 professionally—I’m not that old), there have been many other times when stock market risks seemed overwhelming. Investing is about recognizing, and taking advantage of, the difference between price and value. If everything were clear cut and predictable, there would be no price/value discrepancies to exploit. The trick in a bear market is to own companies that are strong enough to withstand adversity and hold their value until investors are interested in buying stocks again.

We will discuss how our stocks fared last year and what we think about the future, but first some performance numbers. In the fiscal year ending March 31, 2003, our Fund was down 20.2% vs. -24.8% for the S&P 500. This wipes out our 2000-01 gains and brings our 3-year cumulative bear market return to -1.2% compared to a cumulative loss of 40.9% for the S&P (and a cumulative loss of 70.4% for the Nasdaq). While “breaking even” is disappointing after so many years of double-digit gains, preserving capital in a bear market is pretty important.

The table below compares the performance of our Fund to those of our primary benchmark, the S&P 500 (large companies), as well as the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year
Weitz Value Fund	-20.2%	-0.4%	5.1%	13.2%	13.4%
S&P 500	-24.8	-16.1	-3.8	8.5	10.8
Russell 2000	-27.0	-11.0	-4.1	6.2	N.A.
Nasdaq Composite	-27.0	-33.3	-5.8	6.9	8.9
Average Growth and Income Fund	-24.6	-10.8	-3.6	7.5	N.A.

*          All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

4

Portfolio Review

While the majority of our stocks went down in price last year, most of the companies maintained or grew their underlying business values. This may sound paradoxical, but remember that a company’s business value is a function of the future cash it will generate for its owners over the next decade or two. If current earnings and cash flows are depressed by an economic recession or a temporary interruption in normal business activity, such as fear of traveling during a war, the long-term prospects for the business may not be affected (although the stock price may drop precipitously). On the other hand, management fraud (Adelphia) or excess leverage (Charter) may cause permanent impairment of value. Each of our companies has its own story, but most fit generally into one of these categories:

(1)      Companies with high fixed costs, low variable costs, and too many competitors (e.g. telecommunications) tend to cut prices when business slows down. In the telecom arena, we have focused primarily on rural carriers where the competition is less severe, but we may have underestimated the competitive pressures, especially in the wireless arena. Alltel and Telephone and Data Systems have fortress balance sheets and Citizens is focused on the best segment of the industry, rural wireline. Sprint and Qwest have company-specific issues. All are reasonably priced, but some may have less upside potential than we originally thought.

(2)      Solid companies that are economically sensitive have seen a slowdown in demand and soft pricing. Apartment and office real estate, waste hauling, retailing, printing, advertising, etc. are all suffering from slowing growth or dips in earnings. The stocks reflect the near-term disappointments. Our companies in these areas generally have strong balance sheets and they should resume their growth in due course. Several pay very healthy dividends.

(3)      Travel-related businesses are particularly depressed. Luxury (Host Marriott), Upscale and Moderate (Hilton), and Economy (Extended Stay) hotels are all experiencing weak occupancy and pricing and their earnings are down sharply. Gaming (Park Place and Harrah’s) and Amusement Parks (Six Flags) are also suffering somewhat from a decline in travel. The threat of domestic terrorism is probably a permanent part of American life, and we are making a leap of faith here, but we are betting that travel will return to pre-9/11 levels within a few years. If this occurs, we should earn out-sized returns on these stocks, but it may take a lot of patience.

(4)      Some of our companies have shown rising earnings in spite of the recession. Washington Post has received a huge lift from its education business and its stock was very strong last year. Mortgage REITs (real estate investment trusts) such as Redwood Trust, Capital Automotive, and Novastar showed higher earnings and dividends and each has been very strong in a market that has become very interested in dividends.

5

(5)      Finally, there are a few companies whose business value clearly rose significantly but whose stock went down anyway. The price of Berkshire Hathaway shares declined by 10% during our fiscal year, yet the company had what Warren Buffett termed “a banner year.” Insurance float increased to a record $41 billion (or $26,700 per share) and the cost of the float was 1%. Add this to the stockholders’ equity of $64 billion ($41,700 per share) plus tax reserves of $5,200 per share, and we have $73,600 per share at work on our behalf, managed by the best investment person on the planet. Something good should come of this.

Stock investing is hard to do well. The pattern of returns is completely unpredictable in the short run. But through wars, recessions, and technology bubbles, if we can buy shares in good businesses at less than they are worth and hold them patiently as they grow, we should earn reasonable returns over time. We are as fully invested as we have been in several years (cash and reserves of 12% at March 31), and we feel good about the long-term prospects for our portfolio.

All of us here appreciate both the confidence and the patience of our shareholders. Thank you.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting—May 27, 2003

Please plan to join us on Tuesday, May 27 at the Scott Conference Center (6450 Pine St. in Omaha) for our shareholder information meeting to begin at 4:30 p.m. If you have questions for our analysts and portfolio managers, you may write, email or call before the meeting or you will be able to ask them from the floor. We look forward to seeing you then.

6

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
March 31, 2003

Shares		Cost	Value
	COMMON STOCKS — 87.8%
	Advertising and Marketing — 1.1%
2,800,000	Interpublic Group of Companies, Inc. (a)	$29,600,229	$26,040,000
250,000	Valassis Communications, Inc.*	2,373,937	6,600,000
		31,974,166	32,640,000

	Banking — 11.0%
2,011,800	Greenpoint Financial Corp.	43,297,523	90,148,758
3,976,995	U.S. Bancorp	66,886,444	75,483,365
4,700,000	Washington Mutual, Inc.	105,272,413	165,769,000
		215,456,380	331,401,123

	Cable Television — 8.5%
12,121,733	Adelphia Communications Corp. CLA* #	1,697,043	2,121,303
19,803,609	Charter Communications, Inc. CLA*	171,191,542	16,436,995
6,825,500	Comcast Corp.- Special CLA*	181,246,206	187,632,995
4,280,575	Insight Communications Co.*	73,581,624	51,152,871
		427,716,415	257,344,164

	Consumer Products and Services — 1.4%
5,969,900	Six Flags, Inc.* †	101,553,664	33,431,440
504,000	Waste Management, Inc.	11,447,764	10,674,720
		113,001,428	44,106,160

	Financial Services — 6.7%
817	Berkshire Hathaway, Inc. CLA*	39,448,343	52,124,600
66,917	Berkshire Hathaway, Inc. CLB*	129,904,211	143,001,629
100,000	Fannie Mae	6,691,435	6,535,000
2,100,000	Imperial Credit Industries, Inc.*	81,900	4,200
		176,125,889	201,665,429

	Information Services — 0.0%
134,135	Intelligent Systems Corp.*	283,821	187,789

The accompanying notes form an integral part of these financial statements.

7

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Lodging and Gaming — 9.1%
1,292,100	Extended Stay America, Inc.*	$13,470,384	$13,050,210
400,000	Harrah’s Entertainment, Inc.*	13,029,130	14,280,000
9,340,200	Hilton Hotels Corp.	88,299,533	108,439,722
19,650,500	Park Place Entertainment Corp. * †	186,190,956	139,911,560
		300,990,003	275,681,492

	Media and Entertainment — 11.8%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,126,176
24,500,000	Liberty Media Corp.- A*	283,195,306	238,385,000
172,000	Washington Post Co. CLB	87,548,000	117,193,920
		372,518,812	356,705,096

	Mortgage Banking — 4.4%
2,300,000	Countrywide Financial Corp.	62,911,584	132,250,000

	Printing Services — 0.4%
5,500,000	Mail-Well, Inc.* †	46,256,636	11,165,000

	Real Estate and Construction — 2.2%
1,767,300	Catellus Development Corp.*	20,829,154	37,113,300
818,400	Forest City Enterprises, Inc. CLA	11,075,278	28,463,952
		31,904,432	65,577,252

	Real Estate Investment Trusts — 13.4%
3,070,605	Archstone-Smith Trust	71,502,805	67,430,486
284,700	Avalonbay Communities, Inc.	13,086,298	10,505,430
699,600	Capital Automotive REIT	8,704,040	17,448,024
491,800	Hanover Capital Mortgage Holdings, Inc. †	3,810,901	3,777,024
16,000,000	Host Marriott Corp. * †	136,349,787	110,720,000
314,025	Medical Office Properties, Inc. #	6,264,799	3,140,250

The accompanying notes form an integral part of these financial statements.

8

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Real Estate Investment Trusts — (Continued)
1,337,980	Newcastle Investment Holdings Corp. † #	$22,986,196	$24,083,640
1,912,400	NovaStar Financial, Inc. †	13,248,921	65,308,460
1,558,217	Redwood Trust, Inc. †	34,754,430	50,642,053
1,407,000	Vornado Realty Trust	55,280,043	50,370,600
		365,988,220	403,425,967
	Retail — 3.0%
200,000	Costco Wholesale Corp. * (a)	5,499,900	6,006,000
4,405,900	Safeway, Inc.*	156,838,411	83,403,687
		162,338,311	89,409,687
	Telecommunications — 13.6%
2,000,000	Alltel Corp.	107,648,731	89,520,000
906,400	Centennial Communications Corp.*	3,379,983	1,640,584
14,819,600	Citizens Communications Co.* †	168,733,970	147,899,608
24,273,000	Qwest Communications International, Inc.* (a)	271,819,527	84,712,770
1,638,000	Sprint Corp.	31,122,000	19,246,500
1,650,000	Telephone and Data Systems, Inc.	84,401,471	67,501,500
		667,105,682	410,520,962
	Utilities — 1.2%
3,119,200	Westar Energy, Inc.	67,776,099	37,804,704
	Total Common Stocks	3,042,347,878	2,649,884,825

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	646,875	853,500
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	300,000
	Total Non-Convertible Preferred Stocks	1,291,875	1,153,500

The accompanying notes form an integral part of these financial statements.

9

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value
	CORPORATE BONDS — 0.5%
$ 750,000	Local Financial Corp. 11.0% 9/08/04	$750,000	$768,750
17,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	8,780,971	3,655,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,190,019	2,350,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,379,309	2,337,500
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	1,496,221	1,320,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,175,372	5,452,450
	Total Corporate Bonds	22,771,892	15,883,700

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.6%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,666,125	104,076,500
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,296,235
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,474	1,113,709
	Total U.S. Government and Agency Securities	103,666,599	108,486,444

	SHORT-TERM SECURITIES — 6.6%
51,090,278	Milestone Treasury Obligations Portfolio	51,090,278	51,090,278
10,283,167	Wells Fargo Government Money Market Fund	10,283,167	10,283,167
127,000,000	Federal Home Loan Bank Discount Notes
	due 4/02/03 to 5/07/03	126,960,467	126,962,696
10,000,000	Fannie Mae Discount Note 4/16/03	9,994,979	9,995,170
	Total Short-Term Securities	198,328,891	198,331,311
	Total Investments in Securities	$3,368,407,135	2,973,739,780
	Total Options Written — 0.0%		(615,000)
	Other Assets Less Liabilities — 1.5%		45,874,038
	Total Net Assets — 100%		$3,018,998,818
	Net Asset Value Per Share		$26.85

The accompanying notes form an integral part of these financial statements.

10

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value
	OPTIONS WRITTEN
	Covered Call Options — 0.0%
100,000	Costco Wholesale Corp. *	April 2003/27.50	$(280,000)
100,000	Costco Wholesale Corp. *	April 2003/30	(97,500)
500,000	Interpublic Group of Companies, Inc.	July 2003/12.50	(112,500)
500,000	Qwest Communications International, Inc.*	July 2003/5	(100,000)
			(590,000)
	Put Options — 0.0%
100,000	Costco Wholesale Corp. *	April 2003/25	(5,000)
100,000	Costco Wholesale Corp. *	April 2003/27.50	(20,000)
			(25,000)
	Total Options Written		$(615,000)
	(premiums received $2,514,849)

* Non-income producing
† Non-controlled affiliate
# Restricted and/or illiquid security
(a) Fully or partially pledged as collateral on outstanding written options

The accompanying notes form an integral part of these financial statements.

11

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Assets and Liabilities
March 31, 2003

Assets:
Investments in securities at value :
Unaffiliated issuers (cost $2,654,521,674)	$2,386,800,995
Non-controlled affiliates (cost $713,885,461)	586,938,785	$2,973,739,780
Accrued interest and dividends receivable		6,067,455
Receivable for securities sold		42,653,557
Receivable for fund shares sold		38,537
Due from adviser		202,484
Total assets		3,022,701,813
Liabilities:
Due to adviser		2,697,699
Options written, at value (proceeds received $2,514,849)		615,000
Payable for fund shares redeemed		71,155
Other expenses		319,141
Total liabilities		3,702,995

Net assets applicable to outstanding capital stock		$3,018,998,818
Analysis of net assets:
Paid-in capital		$3,515,093,781
Accumulated undistributed net investment income		7,835,504
Accumulated net realized loss		(111,360,161)
Net unrealized depreciation of investments		(392,570,306)
Total net assets applicable to shares outstanding		$3,018,998,818
Net asset value per share of outstanding capital stock (112,431,563 shares outstanding)		$26.85

The accompanying notes form an integral part of these financial statements.

12

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Operations
Year ended March 31, 2003

Investment income:
Dividends (including $16,281,224 from non-controlled affiliates)		$49,540,960
Interest		14,211,376
Total investment income		63,752,336

Expenses:
Investment advisory fee		33,625,052
Administrative fee		2,260,423
Custodial fees		73,696
Directors fees		66,574
Other expenses		1,370,730
Total expenses		37,396,475
Net investment income		26,355,861

Realized and unrealized gain (loss) on investments:
Net realized loss on securities (including net gain of $17,520,157 from non-controlled affiliates)	$(112,288,092)
Net realized gain on options written	1,039,582
Net realized loss		(111,248,510)
Net unrealized depreciation of investments (including net depreciation of $126,946,676 from non-controlled affiliates)		(803,194,906)
Net unrealized loss on an investment not meeting the investment diversification guidelines of the Fund		(197,200)
Payment by adviser to reimburse unrealized loss (Note 3)		197,200
Net realized and unrealized loss on investments		(914,443,416)
Net decrease in net assets resulting from operations		$(888,087,555)

The accompanying notes form an integral part of these financial statements.

13

WEITZ SERIES FUND, INC. — VALUE FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2003	2002
Increase (decrease) in net assets:
From operations:
Net investment income	$26,355,861	$36,637,681
Net realized gain (loss)	(111,248,510)	40,108,238
Net unrealized depreciation	(803,194,906)	(35,777,889)
Net increase (decrease) in net assets resulting from operations	(888,087,555)	40,968,030

Distributions to shareholders from:
Net investment income	(23,138,865)	(45,330,926)
Net realized gains	(40,031,436)	(78,110,173)
Total distributions	(63,170,301)	(123,441,099)

Capital share transactions:
Proceeds from sales	727,635,401	1,657,220,743
Payments for redemptions	(1,329,387,836)	(824,228,946)
Reinvestment of distributions	58,190,259	114,623,746
Total increase (decrease) from capital share transactions	(543,562,176)	947,615,543
Total increase (decrease) in net assets	(1,494,820,032)	865,142,474

Net assets:
Beginning of period	4,513,818,850	3,648,676,376
End of period (including undistributed net investment income of $7,835,504 and $4,620,414, respectively)	$3,018,998,818	$4,513,818,850

The accompanying notes form an integral part of these financial statements.

14

WEITZ SERIES FUND, INC. — VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of period	$34.25	$34.73	$32.00	$31.02	$29.31

Income (loss) from investment operations:
Net investment income	0.23	0.27	0.50	0.38	0.27
Net gain (loss) on securities (realized and unrealized)	(7.12)	0.29	6.14	2.64	4.62
Total from investment operations	(6.89)	0.56	6.64	3.02	4.89

Less distributions:
Dividends from net investment income	(0.20)	(0.37)	(0.49)	(0.37)	(0.17)
Distributions from realized gains	(0.31)	(0.67)	(3.42)	(1.67)	(3.01)
Total distributions	(0.51)	(1.04)	(3.91)	(2.04)	(3.18)

Net asset value, end of period	$26.85	$34.25	$34.73	$32.00	$31.02

Total return	(20.2%)	1.5%	21.9%	9.7%	18.0%

Ratios/supplemental data:
Net assets, end of period ($000)	3,018,999	4,513,819	3,648,676	2,471,216	1,691,031
Ratio of expenses to average net assets	1.08%	1.06%	1.11%	1.19%	1.26%
Ratio of net investment income to average net assets	0.76%	0.87%	1.60%	1.39%	1.35%
Portfolio turnover rate	18%	13%	36%	31%	36%

The accompanying notes form an integral part of these financial statements.

15

WEITZ SERIES FUND, INC. — VALUE FUND
Notes to Financial Statements
March 31, 2003

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2003, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•         Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•         Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•         The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•         The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•         The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

(b) Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

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The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

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(f) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate
$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2003.

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During the year, an investment was made which caused the size of a position in a particular security owned by the Fund to exceed certain diversification requirements which are a part of the Fund’s investment guidelines. As of March 31, 2003, the Fund recorded a reimbursement from the Adviser of $202,484 for the unrealized loss on the investment. This investment was sold subsequent to year-end. The effect of the reimbursement on the Fund’s total return represented less than 0.01%.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2003	2002
Transactions in shares:
Shares issued	25,552,353	47,801,873
Shares redeemed	(46,944,831)	(24,310,785)
Reinvested dividends	2,040,421	3,242,615
Net increase (decrease)	(19,352,057)	26,733,703

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2003	2002
Ordinary income	$43,142,615	$66,365,940
Long-term capital gains	20,027,686	57,075,159
Total distributions	$63,170,301	$123,441,099

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$7,835,504
Capital loss carryforward	(75,870,639)
Post October capital loss deferral	(35,377,871)
Unrealized depreciation	(392,681,957)
$(496,094,963)

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The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires on March 31, 2011. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

The difference between book basis and tax basis unrealized depreciation and net realized loss is attributed to the deferral of loss on wash sales.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $568,793,389 and $700,847,787, respectively. The cost of investments for Federal income tax purposes is $3,368,518,786. At March 31, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $390,311,501 and $785,090,507, respectively.

(a) Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at March 31, 2003, include the following:

Cost
Adelphia Communications Corp. CLA	$1,697,043
Medical Office Properties, Inc.	6,264,799
Newcastle Investment Holdings Corp.	22,986,196
Total illiquid securities	$30,948,038

The total value of these securities at March 31, 2003, was $29,345,193, representing 1.0% of the Fund’s net assets.

(b) Options Written

Transactions relating to options written are summarized as follows:

	Year ended March 31, 2003
	Number of Contracts	Premiums
Options outstanding, beginning of period	232	$72,395
Options written, during the period	18,000	3,554,431
Options exercised, during the period	(232)	(72,395)
Options expired, during the period	(4,000)	(1,039,582)
Options outstanding, end of period	14,000	$2,514,849

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

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A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2003	Value March 31, 2003	Dividend Income	Realized Gains/ (Losses)
Capital Automotive REIT*	2,066,400	—	(1,366,800)	699,600	$17,448,024	$1,185,885	$13,226,468
Citizens Communications Co.	15,186,000	—	(366,400)	14,819,600	147,899,608	—	(1,449,433)
Hanover Capital Mortgage Holdings, Inc.	516,800	—	(25,000)	491,800	3,777,024	138,080	(165,371)
Host Marriot Corp.	15,371,600	628,400	—	16,000,000	110,720,000	—	—
Imperial Credit Industries, Inc.*	3,126,000	2,100,000	(3,126,000)	2,100,000	4,200	—	(1,484,850)
Mail-Well, Inc.	4,518,600	981,400	—	5,500,000	11,165,000	—	—
Newcastle Investment Holdings Corp. †	1,337,980	—	—	1,337,980	24,083,640	1,886,298	205,875
Novastar Financial, Inc.	2,806,300	25,000	(918,900)	1,912,400	65,308,460	9,954,087	18,689,642
Park Place Entertainment Corp.	19,350,500	300,000	—	19,650,500	139,911,560	—	—
Redwood Trust, Inc.	1,533,217	25,000	—	1,558,217	50,642,053	4,302,759	239,444
Six Flags, Inc.	5,969,900	—	—	5,969,900	33,431,440	—	—
Totals					$604,391,009	$17,467,109	$29,261,775

* Company was considered a non-controlled affiliate at March 31, 2002, but as of March 31, 2003 they are no longer a non-controlled affiliate.
† Fortress Investment Corp.’s name was changed to Newcastle Investment Holding’s Corp.

While Charter Communications, Inc. (“Charter”) and Insight Communications, Inc. (“Insight”), are not affiliates of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.7% of the Class A shares of Charter and 8.4% of the Class A shares of Insight which are included in the beneficial ownership of Charter and Insight, respectively, reported by Wallace R. Weitz & Company on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8) Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. – Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund Inc. – Value Fund (the “Fund”) at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2003

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INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (53)	Thomas R. Pansing, Jr. (58)
Position(s) Held with Fund: President; Treasurer;	Position(s) Held with Fund: Director
Portfolio Manager	Length of Service (Beginning Date): Weitz Series Fund,
Length of Service (Beginning Date): Weitz Series	Inc. (and predecessor Weitz Value Fund) – January,
Fund, Inc. (and predecessor Weitz Value Fund) –	1986, Weitz Partners, Inc. – July, 1993
January, 1986, Weitz Partners, Inc. – July, 1993	Principal Occupation(s) During Past 5 Years: Partner,
Principal Occupation(s) During Past 5 Years: President,	Gaines Pansing & Hogan
Wallace R. Weitz & Company, Weitz Series Fund,	Number of Portfolios Overseen: 5
Inc., Weitz Partners, Inc.	Other Directorships: N/A
Number of Portfolios Overseen: 5
Other Directorships: N/A

*          Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (52)	John W. Hancock (55)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,	Length of Service (Beginning Date): Weitz Series Fund,
Inc. and Weitz Partners, Inc. – June, 1997	Inc. (and predecessor Weitz Value Fund) – January,
Principal Occupation(s) During Past 5 Years: Partner,	1986, Weitz Partners, Inc. – July, 1993
The Public Strategies Group 1999-Present;	Principal Occupation(s) During Past 5 Years: Partner,
Independent Consultant 1995-1999	Hancock & Dana
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

Richard D. Holland (81)	Delmer L. Toebben (72)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,	Length of Service (Beginning Date): Weitz Series Fund,
Inc. and Weitz Partners, Inc. – June, 1995	Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Retired,
Number of Portfolios Overseen: 5	1999-Present; President, Curzon Advertising &
Other Directorships: N/A	Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A

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Officers

Mary K. Beerling (62)	Linda L. Lawson (49)
Position(s) Held with Fund: Vice President and	Position(s) Held with Fund: Vice President
Secretary	Length of Service (Beginning Date): June, 1992
Length of Service (Beginning Date): July, 1994	Principal Occupation(s) During Past 5 Years: Vice
Principal Occupation(s) During Past 5 Years:	President, Wallace R. Weitz & Company, Weitz
Vice President, Wallace R. Weitz & Company, Weitz	Series Fund, Inc., Weitz Partners, Inc.
Series Fund, Inc., Weitz Partners, Inc.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

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Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/03

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

A N N U A L

R E P O R T

March 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended March 31, 2003.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$ 10,000	$ —	$ —	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.2
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4
Dec. 31, 2002	11,004	14	14,810	25,828	4.2
Mar. 31, 2003	11,132	14	14,982	26,128	1.2	†

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended March 31, 2003, was 5.6%, 5.8% and 6.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $14,294.

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†          Return is for the period 1/1/03 through 3/31/03

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1993, through March 31, 2003 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1993 would have been valued at $45,092 on March 31, 2003.

Average Annual Total Returns
	1-Year	5-Year	10-Year

Fixed Income Fund	5.6%	5.8%	6.1%
Lehman Brothers U.S. Government/Credit Index	11.8%	7.5%	6.8%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
March 31, 2003 – Annual Report

April 9, 2003

Dear Fellow Shareholder:

The Fixed Income Fund’s total return for the first quarter of 2003 was +1.2%, which consisted of approximately +0.7% from net interest income (after deducting fees and expenses) and +0.5% from (unrealized) appreciation of our bonds.

The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods. In spite of a disappointing fiscal 2003, our long-term results have been reasonable in light of our conservative investing approach.

	Average Annual Total Returns

	1 Year	5 Year	10 Year

Fixed Income Fund	5.6%	5.8%	6.1%
Average Intermediate Investment Grade Fixed Income Fund*	10.0%	6.4%	6.4%

*Source: Lipper Analytical Services

The following table and chart show a profile of our portfolio and asset allocation as of March 31:

Average Maturity	4.6	years
Average Duration	1.8	years
Average Coupon	4.4%
30-Day SEC Yield at 3-31-03	2.0%
Average Rating	AA

Commentary

Interest rates on high-quality bonds were largely unchanged in the first quarter and most bond investors experienced positive returns consisting principally of coupon payments.

Economic fundamentals, which continue to be weak, took a back seat to war headlines. The markets, as well as most of us, have been on an emotional roller coaster, particularly since the onset of the conflict in Iraq. Overall, it seems a cloud of uncertainty continues to weigh on investor psyche. Even the Federal Reserve was at a loss to characterize the risks to the economy when they left short-term interest rates unchanged in the first quarter. Like Goldilocks, the Fed likes to keep the economic “porridge” “just right”, neither too hot nor too cold. In March, thanks to global uncertainty, even they couldn’t tell what the near-term prospects for the economy were.

We are certainly at a scary moment in our country’s and the world’s history (although arguably not the worst). Many questions linger. How soon will we win the war? Will the sputtering domestic economy revive once the conflict in Iraq ends? Will lowering interest rates stimulate the economy or improve the psychology of corporate managements? While the answer to all these questions is likely “yes”, the timing and magnitude of any economic recovery is, as usual, a mystery.

Portfolio Review and Investment Strategy

There have been few changes to our portfolio during the quarter. Our average maturity remains short and the overall quality of our bonds is high.

Overall, our investment approach remains unchanged. We will continue to invest in a portfolio of mostly high quality, short- to intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk.

We will also search for other fixed-income-related investments that have favorable risk/reward characteristics. Our portfolio is allowed to invest up to 15% of its assets in securities which are non-investment grade or unrated. Last year re-reminded us of how “mistakes” in fixed income investing can have a disproportionate impact on investment returns (roughly -3% to our results last year). However, on balance, our investments in these types of securities over the longer term have increased our average annual total return. The lessons re-learned during 2002, namely an increased resolve to be sure we are being adequately compensated in situations where we are assuming credit risk, should hopefully serve us well in 2003 and beyond.

Outlook

In managing the Fixed Income Fund, we have operated under the assumption that predicting the direction of interest rates is a difficult, if not impossible, proposition. As a result, we have avoided making any investment where success depended on a correct interest-rate forecast. We have tended to err on the side of conservatism when interest rates are low (as they are presently). This has historically allowed us to perform well when interest rates are rising (such as 1994 and 1999), since our shorter average-life portfolio should be less impacted by rising rates. In exchange, we could also underperform when interest rates fall rapidly as they did in 2002 (especially Treasury rates). While this had a modest impact on our relative performance last year, it has historically balanced itself out over time (and led to less variability and more predictable returns).

Given the extremely low level of interest rates (especially for short-term, high quality bonds), I continue to feel it is prudent to maintain a defensive position. U.S. Treasuries currently offer yields near 40-year lows, and the yield premiums of corporate and mortgage securities have declined recently as well.

Bond investors are presently faced with a challenging dilemma. With short-term interest rates at such low levels, the urge may be strong to extend maturities to receive a little extra yield. We will resist this temptation since we don’t feel we are being adequately compensated for assuming interest rate risk. The swelling deficits (both trade and budget) exacerbated by the war with Iraq and the resulting pressure this might have on the dollar, coupled with both monetary and fiscal intentions to reflate the domestic economy could lead to higher interest rates and inflation in the not-too-distant future.

This conservative approach may cause our portfolio to under-perform should interest rates continue to decline. However, this approach should afford greater capital protection/preservation should interest rates rise from here.

If you have questions about the Fixed Income Fund, or about any of our other funds, please feel free to call me or our client service representatives.

Best regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting—May 27, 2003

Please plan to join us on Tuesday, May 27 at the Scott Conference Center (6450 Pine St. in Omaha) for our shareholder information meeting to begin at 4:30 p.m. If you have questions for our analysts and portfolio managers, you may write, email or call before the meeting or you will be able to ask them from the floor. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
March 31, 2003

Rating#	Face amount		Cost	Value

		CORPORATE BONDS — 20.5%
NR	$ 750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$ 750,000	$ 750,000
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	998,754	1,059,608
BBB	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,521	1,019,735
NR	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	256,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,073,705
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	273,750
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,946	630,420
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	993,589	1,131,785
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	997,037	1,128,021
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	979,467	1,031,067
CCC+	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	904,206	855,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,823	576,319
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,023	1,028
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,035,074	1,090,490

		Total Corporate Bonds	10,783,506	10,877,178

		MORTGAGE-BACKED SECURITIES — 8.0% #
AAA	79,488	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 0.1 years)	79,687	79,483
AAA	54,419	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 0.1 years)	54,034	54,457
AAA	730,636	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23 (Estimated Average Life 0.1 years)	755,105	732,217
AAA	1,495	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.2 years)	1,495	1,512
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.5% 1/15/27 (Estimated Average Life 0.7 years)	1,026,486	1,023,425
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28 (Estimated Average Life 0.9 years)	1,029,278	1,033,499
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23 (Estimated Average Life 0.9 years)	1,002,702	1,026,614
AAA	279,137	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 1.6 years)	278,843	293,928

		Total Mortgage-Backed Securities	4,227,630	4,245,135

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating#	Face amount		Cost	Value

		TAXABLE MUNICIPAL BONDS — 2.9%
AAA	$ 325,000	Baltimore Maryland 7.25% 10/15/05	$ 326,830	$ 366,597
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	560,670
AAA	5,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	5,000	5,072
AA+	500,000	King County Washington 8.12% 12/01/16	602,080	597,450

		Total Taxable Municipal Bonds	1,433,910	1,529,789

		U.S. GOVERNMENT AND AGENCY SECURITIES — 30.6%
AAA	3,800,000	Fannie Mae 2.0% 2/07/05	3,796,689	3,803,344
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,197,490
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,235	556,855
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,030,407
AAA	1,000,000	Federal Home Loan Bank 3.25% 3/19/10	1,000,000	1,000,108
AAA	5,000,000	U.S. Treasury Note 5.0% 8/15/11	5,151,047	5,483,985
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,912	1,105,412
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,001,171	1,013,914

		Total U.S. Government and Agency Securities	15,449,054	16,191,515

	Shares or units

		COMMON STOCKS — 0.7%
	46,500	Hanover Capital Mortgage Holdings, Inc.	362,154	357,120

		CONVERTIBLE PREFERRED STOCKS — 3.9%
BBB	25,000	Citizens Communications Co. - Equity Units †	472,771	542,500
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,523,820

		Total Convertible Preferred Stocks	1,697,846	2,066,320

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	215,625	284,500

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating #	Face amount or shares		Cost	Value

		SHORT-TERM SECURITIES — 32.2%
	5,106,023	Wells Fargo Government Money Market Fund	$5,106,023	$5,106,023
AAA	5,000,000	Fannie Mae Discount Note 4/16/03	4,997,490	4,997,585
AAA	7,000,000	U.S. Treasury Bill 6/19/03	6,982,719	6,983,305

		Total Short-Term Securities	17,086,232	17,086,913

		Total Investments in Securities	$51,255,957	52,638,470

		Other Assets Less Liabilities — 0.7%		345,492

		Total Net Assets — 100%		$52,983,962

		Net Asset Value Per Share		$11.29

#          Ratings and estimated average life of mortgage-backed securities are unaudited.

*          Non-income producing

†          Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
March 31, 2003

Assets:
Investments in securities at value (cost $51,255,957)	$52,638,470
Accrued interest and dividends receivable	401,210

Total assets	53,039,680

Liabilities:
Due to adviser	22,449
Other expenses	33,269

Total liabilities	55,718

Net assets applicable to outstanding capital stock	$52,983,962

Analysis of net assets:
Paid-in capital	$52,851,017
Accumulated undistributed net investment income	351,216
Accumulated net realized loss	(1,600,784)
Net unrealized appreciation of investments	1,382,513

Total net assets applicable to shares outstanding	$52,983,962

Net asset value per share of outstanding capital stock (4,694,331 shares outstanding)	$11.29

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Year ended March 31, 2003

Investment income:
Dividends		$172,315
Interest		2,197,937

Total investment income		2,370,252

Expenses:
Investment advisory fee	$255,012
Administrative fee	95,504
Sub-transfer agent and fund accounting fees	42,707
Custodial fees	3,273
Directors fees	1,043
Other expenses	66,089

Total expenses		463,628
Less administrative fee waived by investment adviser		(81,110)

Net expenses		382,518

Net investment income		1,987,734

Realized and unrealized gain (loss) on investments:
Net realized loss on securities		(824,047)
Net unrealized appreciation of investments		1,564,923

Net realized and unrealized gain on investments		740,876

Net increase in net assets resulting from operations		$2,728,610

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Year ended March 31,

	2003	2002

Increase (decrease) in net assets:
From operations:
Net investment income	$1,987,734	$2,168,779
Net realized gain (loss)	(824,047)	18,364
Net unrealized appreciation (depreciation)	1,564,923	(578,629)

Net increase in net assets resulting from operations	2,728,610	1,608,514

Distributions to shareholders from:
Net investment income	(2,198,949)	(2,086,684)

Total distributions	(2,198,949)	(2,086,684)

Capital share transactions:
Proceeds from sales	21,371,773	38,780,499
Payments for redemptions	(18,622,288)	(25,642,304)
Reinvestment of distributions	2,013,045	1,960,543

Total increase from capital share transactions	4,762,530	15,098,738

Total increase in net assets	5,292,191	14,620,568

Net assets:
Beginning of period	47,691,771	33,071,203

End of period (including undistributed net investment income of $351,216 and $562,431, respectively)	$52,983,962	$47,691,771

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.17	$11.24	$10.68	$11.22	$11.26

Income (loss) from investment operations:
Net investment income	0.43	0.53	0.71	0.69	0.66
Net gain (loss) on securities (realized and unrealized)	0.18	(0.04)	0.58	(0.57)	(0.04)

Total from investment operations	0.61	0.49	1.29	0.12	0.62

Less distributions:
Dividends from net investment income	(0.49)	(0.56)	(0.73)	(0.66)	(0.66)

Net asset value, end of period	$11.29	$11.17	$11.24	$10.68	$11.22

Total return	5.6%	4.4%	12.6%	1.2%	5.7%
Ratios/supplemental data:
Net assets, end of period ($000)	52,984	47,692	33,071	31,282	36,314
Ratio of net expenses to average net assets†	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.90%	5.08%	6.46%	6.15%	5.91%
Portfolio turnover rate	31%	16%	1%	39%	26%

†          Absent voluntary waivers, the expense ratio would have been 0.91%, 0.91%, 0.95%, 0.88% and 0.86% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
March 31, 2003 – Annual Report

April 8, 2003

Dear Shareholder:

Yields on short-term securities trended modestly lower during the first quarter, resulting in lower reinvestment opportunities for money market fund investors. As of March 31st, the 7-day and 30-day yields of our portfolio were both 0.6%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than 90 days. While the credit quality of our investments is high, the expected returns on these investments are affected by near-term monetary policy. A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. The dramatic decrease in yield of our Fund over the past year is evidence of this sensitivity to short-term interest rates.

Overall, our Government Money Market Fund is designed for investors with a short investment horizon and low risk tolerances. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards,

Thomas D. Carney Portfolio Manager

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
March 31, 2003

Rating#	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 91.8%†
AAA	$3,000,000	Federal Home Loan Bank Discount Note 1.217% 4/02/03	$2,999,900
AAA	11,000,000	U.S. Treasury Bill 1.155% 5/01/03	10,989,588
AAA	20,000,000	Federal Home Loan Bank Discount Note 1.231% 5/07/03	19,975,800
AAA	12,000,000	U.S. Treasury Bill 1.169% 5/15/03	11,983,133
AAA	19,000,000	U.S. Treasury Bill 1.144% 6/19/03	18,953,094

		Total U.S. Government and Agency Securities	64,901,515

	Shares

		SHORT-TERM SECURITIES — 8.3%
	5,879,860	Wells Fargo 100% Treasury Money Market Fund	5,879,860

		Total Investments in Securities (Cost $70,781,375)**	70,781,375
		Other Liabilities in Excess of Other Assets — (0.1%)	(48,980)

		Total Net Assets — 100%	$70,732,395

#          Ratings are unaudited.

†          Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**       Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
March 31, 2003

Assets:
Investment in securities at amortized cost, which approximates value	$70,781,375
Accrued interest	3,650

Total assets	70,785,025

Liabilities:
Due to adviser	15,001
Other expenses	37,629

Total liabilities	52,630

Net assets applicable to outstanding capital stock	$70,732,395

Analysis of net assets:
Paid-in capital	70,732,395

Total net assets applicable to shares outstanding	$70,732,395

Net asset value per share of outstanding capital stock (70,732,395 shares outstanding)	$1.000

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Year ended March 31, 2003

Investment income:
Interest		$907,563

Total investment income		907,563

Expenses:
Investment advisory fee	$299,148
Administrative fee	110,952
Sub-transfer agent and fund accounting fees	47,713
Registration fees	34,621
Custodial fees	5,074
Directors fees	1,344
Other expenses	45,036

Total expenses		543,888
Less advisory and administrative fees waived by investment adviser		(244,740)

Net expenses		299,148

Net investment income		608,415

Realized gain on investments		776

Net increase in net assets resulting from operations		$609,191

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Year ended March 31,

	2003	2002

Increase (decrease) in net assets:
From operations:
Net investment income	$608,415	$913,918
Net realized gain	776	5,179

Net increase in net assets resulting from operations	609,191	919,097

Distributions to shareholders from:
Net investment income	(608,415)	(913,918)
Net realized gain	(776)	(5,179)

Total distributions	(609,191)	(919,097)

Capital share transactions, at $1.00 per share:
Proceeds from sales	213,324,560	149,879,027
Payments for redemptions	(183,939,459)	(149,658,086)
Reinvestment of distributions	584,154	1,031,317

Total increase from capital share transactions	29,969,255	1,252,258

Total increase in net assets	29,969,255	1,252,258

Net assets:
Beginning of period	40,763,140	39,510,882

End of period	$70,732,395	$40,763,140

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.010	0.024	0.056	0.046	0.045

Less distributions:
Dividends from net investment income	(0.010)	(0.024)	(0.056)	(0.046)	(0.045)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	1.0%	2.5%	5.8%	4.6%	4.7%
Ratios/supplemental data:
Net assets, end of period ($000)	70,732	40,763	39,511	38,426	33,157
Ratio of net expenses to average net assets †	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.02%	2.40%	5.57%	4.61%	4.47%

†          Absent voluntary waivers, the expense ratio would have been 0.91%, 0.94%, 0.97%, 0.89% and 1.03% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
March 31, 2003

(1)       Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2003, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to ninety days or less.

(2)       Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)       Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

•          Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•          Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•          The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•          The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b)       Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c)       Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d)       Dividend Policy

The Fixed Income Fund declares and distributes income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically unless the shareholder elects otherwise.

(e)       Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3)       Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Funds for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net assets. For the year ended March 31, 2003, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Fund’s average annual daily net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s statement of operations.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4)       Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Year ended March 31,

	2003	2002

Transactions in shares:
Shares issued	1,922,601	3,428,087
Shares redeemed	(1,678,631)	(2,278,035)
Reinvested dividends	182,098	174,949

Net increase	426,068	1,325,001

(5)       Distributions to Shareholders and Distributable Earnings

All distributions for both Funds during the year ended March 31, 2003 were from ordinary income.

As of March 31, 2003, the components of distributable earnings of the Fixed Income Fund on a tax basis are as follows:

Undistributed ordinary income	$354,032
Capital loss carryforwards	(1,600,784)
Unrealized appreciation	1,379,697

$132,945

The Fixed Income Fund’s capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632, March 31, 2008 — $60,229, March 31, 2009 — $356,927, March 31, 2010 — $7,698, and March 31, 2011 — $824,047.

(6)       Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $10,870,557 and $15,378,469, respectively. The cost of investments for Federal income tax purposes is $51,258,773. At March 31, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,440,622 and $1,060,925, respectively.

(7)       Contingencies and Commitments

In the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, each Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds (the “Funds”) at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2003

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (53)	Thomas R. Pansing, Jr. (58)
Position(s) Held with Fund: President; Treasurer; Portfolio Manager	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993	Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: President, Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.	Principal Occupation(s) During Past 5 Years: Partner, Gaines Pansing & Hogan
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

*          Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (52)	John W. Hancock (55)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – June, 1997	Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner, The Public Strategies Group 1999-Present; Independent Consultant 1995-1999	Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

Richard D. Holland (81)	Delmer L. Toebben (72)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – June, 1995	Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Retired, 1999-Present; President, Curzon Advertising & Display, Inc. 1977-1999
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

Officers

Mary K. Beerling (62)	Linda L. Lawson (49)
Position(s) Held with Fund: Vice President and Secretary	Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): July, 1994	Length of Service (Beginning Date): June, 1992
Principal Occupation(s) During Past 5 Years: Vice President, Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.	Principal Occupation(s) During Past 5 Years: Vice President, Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company
Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/03

WEITZ SERIES FUND, INC.

Hickory Fund

A N N U A L

R E P O R T

March 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one, five and ten year periods ended March 31, 2003, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	–17.3	1.3	–18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
March 31, 2003 (3 months)	–2.4	–3.1	0.7

Since Inception (April 1, 1993) Cumulative	160.4	126.8	33.6

Compound Annual Average Return	10.0	8.5	1.5

The Fund’s average annual total return for the one, five and ten years ended March 31, 2003, was –33.0%, –4.4% and 10.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

2

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through March 31, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $65,095 on March 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Hickory Fund	–33.0%	–4.4%	10.0%
Standard & Poor’s 500 Index	–24.8%	–3.8%	8.50%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

WEITZ SERIES FUND, INC. — HICKORY FUND
March 31, 2003 – Annual Report

April 8, 2003

Dear Fellow Shareholder:

These are strange and troubling times. Our country is at war, the threat of terrorism in America is unsettling, to say the least and we have just completed the 3rd year of the worst bear market since the 1930’s. On the other hand, we have confidence in the resilience of the American people, our economy, and the companies in our portfolio.

It is natural to be concerned, confused, and discouraged at a time like this—both about our parochial investment interests and about the world in general. I’m not immune. But in 42 years of investing (only 33 professionally—I’m not that old), there have been many other times when stock market risks seemed overwhelming. Investing is about recognizing, and taking advantage of, the difference between price and value. If everything were clear cut and predictable, there would be no price/value discrepancies to exploit. The trick in a bear market is to own companies that are strong enough to withstand adversity and hold their value until investors are interested in buying stocks again.

We made several changes in the portfolio in the March quarter, many of which contributed positively, but we were still down 2.4% for the quarter vs. -3.1% for the S&P 500. For the fiscal year ending March 31, our Fund was down 33.0% vs. -24.8% for the S&P 500. It was a rough year for Hickory.

Our longer-term performance has been better, and after 10 years Hickory is up a cumulative +160.4% or +10.0% per year compounded vs. +126.8% or +8.5% per year for the S&P. The table below compares the performance of our Fund to that of our primary benchmark, the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year

Hickory Fund	-33.0%	-14.3%	-4.4%	10.0%
S&P 500	-24.8	-16.1	-3.8	8.5
Russell 2000	-27.0	-11.0	-4.1	6.2
Nasdaq Composite	-27.0	-33.3	-5.8	6.9
Average Growth Fund	-26.1	-17.9	-4.2	7.0

*          All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10-year Nasdaq number for which reinvestment of dividend information was not available).

4

Portfolio Review

While the majority of our stocks went down in price last year, many of the companies maintained or grew their underlying business values. This may sound paradoxical, but remember that a company’s business value is a function of the future cash it will generate for its owners over the next decade or two. If current earnings and cash flows are depressed by an economic recession or a temporary interruption in normal business activity, such as fear of traveling during a war, the long-term prospects for the business may not be affected (although the stock price may drop precipitously).

Some of our weakest stocks had real financial problems. Adelphia suffered from major fraud on the part of senior management. Lenders to Americredit lost confidence in the credit quality of its automobile receivables and restricted its access to capital. (We did sell Americredit in early January before its latest round of weakness.) Charter’s cable television business performed well, but its balance sheet is highly leveraged, and its stock suffered from fears that it might have trouble refinancing its debt. We have recovered part of our loss in Charter by selling common shares and buying senior Charter bonds at a deep discount to their face value.

Companies like Redwood Trust, Lincare, Harrah’s, and Novastar showed good earnings performance and their stocks made positive contributions. Others, like D.R. Horton had terrific years but their stocks went down anyway. Horton’s earnings per share rose 30% in fiscal 2002 and are expected to rise another 20% this year, yet the stock is priced at only 5.5 times this year’s estimated earnings per share. We believe it is very undervalued.

My favorite example of a company whose business value clearly rose significantly but whose stock went down is Berkshire Hathaway. The price of Berkshire shares declined by 10% during our fiscal year although the company had what Warren Buffett termed “a banner year.” Insurance float increased to a record $41 billion (or $26,700 per share) and the cost of the float was 1%. Add this to the stockholders’ equity of $64 billion ($41,700 per share) plus tax reserves of $5,200 per share, and we have $73,600 per share at work on our behalf, managed by the best investment person on the planet. Something good should come of this. (We added to our Berkshire position in the March quarter.)

Portfolio Changes since January 1, 2003

I have made fairly significant changes in the Hickory portfolio since assuming management responsibility January 1. The portfolio is still very concentrated. Top 10 positions now account for 55% of the Fund vs. 68% at December 31; top 20 positions account for 82% vs. 92% at December 31. However, roughly half of the portfolio has been changed.

5

The table below shows the ten largest buys and sells during the quarter. Of these transactions, nine of the buys represent new names (though three represent the return of stocks that had been held by Hickory in the past and Charter bonds joined Charter common in the portfolio) and four of the sells totally eliminated positions.

Buys		(millions)	Sells		(millions)

Park Place Entertainment	new	$13.5	Western Wireless		$15.2
Host Marriott	new	10.2	Capital One Financial	elim	13.2
Harrah’s Entertainment	new	7.9	Labor Ready		11.9
Berkshire Hathaway		7.0	Level 3 Communications	elim	10.4
Telephone & Data Systems	new	6.7	Novastar Financial		8.3
Citizens Communications	new	6.2	Americredit	elim	8.3
Safeway Stores	new	6.0	Mail-Well		5.8
Interpublic Group	new	5.2	Charter Communications		4.9
Comcast	new	5.1	Quanex	elim	4.3
Charter 8.625% bonds	new	4.7	Insurance Auto		3.6

Total Cost of Buys		$72.5	Total Proceeds of Sells		$85.9

Stock investing is hard to do well. The pattern of returns is completely unpredictable in the short run. But through wars, recessions, and technology bubbles, if we can buy shares in good businesses at less than they are worth and hold them patiently as they grow, we should earn reasonable returns over time. We feel very good about the long-term prospects for our portfolio.

All of us here appreciate both the confidence and the patience shown by our shareholders and we hope to see you at our annual shareholder information day (see below).

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting—May 27, 2003

Please plan to join us on Tuesday, May 27 at the Scott Conference Center (6450 Pine St. in Omaha) for our shareholder information meeting to begin at 4:30 p.m. If you have questions for our analysts and portfolio managers, you may write, email or call before the meeting or you will be able to ask them from the floor. We look forward to seeing you then.

6

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
March 31, 2003

Shares		Cost	Value

	COMMON STOCKS — 89.9%
	Advertising and Marketing — 3.1%
600,000	Interpublic Group of Companies, Inc.	$5,242,115	$5,580,000

	Auto Services — 4.0%
646,700	Insurance Auto Auctions, Inc.* †	8,038,695	7,113,700

	Cable Television — 4.5%
2,703,393	Adelphia Communications Corp. CLA* #	27,708,189	473,094
2,500,000	Charter Communications, Inc. CLA*	3,074,126	2,075,000
200,000	Comcast Corp.-Special CLA*	5,061,331	5,498,000

		35,843,646	8,046,094

	Consumer Products and Services — 4.1%
1,300,000	Six Flags, Inc.*	12,850,116	7,280,000

	Diversified Industries — 0.1%
33,900	Lynch Corp.*	1,108,123	275,268

	Financial Services — 5.4%
150	Berkshire Hathaway, Inc. CLA*	10,497,400	9,570,000
3,435,400	Imperial Credit Industries, Inc.* @ †	40,891,889	6,871

		51,389,289	9,576,871

	Health Care — 1.7%
100,000	Lincare Holdings, Inc.*	1,245,000	3,069,000

	Home Builders — 3.2%
300,000	D.R. Horton, Inc.	7,330,300	5,760,000

The accompanying notes form an integral part of these financial statements.

7

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 1.0%
80,000	Costar Group, Inc.*	$1,580,570	$1,785,600

	Lodging and Gaming — 11.7%
100,000	Extended Stay America, Inc.*	990,020	1,010,000
220,000	Harrah’s Entertainment, Inc.*	7,854,045	7,854,000
1,700,000	Park Place Entertainment Corp.*	13,540,241	12,104,000

		22,384,306	20,968,000

	Media and Entertainment — 8.2%
1,500,000	Liberty Media Corp. - A*	18,803,309	14,595,000

	Printing Services — 2.7%
2,400,000	Mail-Well, Inc.*	11,951,969	4,672,000

	Real Estate Investment Trusts — 22.5%
1,200,000	Host Marriott Corp.*	10,175,871	8,304,000
109,035	Medical Office Properties, Inc. #	2,175,248	1,090,350
879,332	Newcastle Investment Holdings Corp. † #	14,828,703	15,827,976
200,000	NovaStar Financial, Inc.	3,079,239	6,830,000
250,000	Redwood Trust, Inc.	5,974,060	8,125,000

		36,233,121	40,177,326

	Restaurants — 2.1%
150,000	Papa John’s International, Inc.*	3,748,796	3,754,500

	Retail — 3.2%
300,000	Safeway, Inc. *	5,988,823	5,679,000

The accompanying notes form an integral part of these financial statements.

8

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Telecommunications — 10.6%
1,511,420	Centennial Communications Corp.*	$4,637,120	$2,735,670
600,000	Citizens Communications Co.*	6,189,440	5,988,000
100,000	Lynch Interactive Corp.*	2,609,890	2,300,000
150,000	Telephone and Data Systems, Inc.	6,705,467	6,136,500
300,000	Western Wireless Corp. CLA* (a)	709,518	1,686,000

		20,851,435	18,846,170

	Temporary Employment Services — 1.8%
550,000	Labor Ready, Inc.*	1,750,042	3,135,000

	Total Common Stocks	246,339,655	160,513,529

Face amount or shares

	CORPORATE BONDS — 2.6%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09	4,799,805	4,675,000

	SHORT-TERM SECURITIES — 7.8%
3,856,520	Wells Fargo Government Money Market Fund	3,856,520	3,856,520
10,000,000	Fannie Mae Discount Note 4/16/03	9,994,979	9,995,170

	Total Short-Term Securities	13,851,499	13,851,690

	Total Investments in Securities	$264,990,959	179,040,219

	Covered Call Options Written — 0.0%		(30,000)
	Other Liabilities in Excess of Other Assets — (0.3%)		(481,747)

	Total Net Assets — 100%		$178,528,472

	Net Asset Value Per Share		$17.97

The accompanying notes form an integral part of these financial statements.

9

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
200,000	Western Wireless Corp.	May 2003/7.50	$(30,000)

	(premiums received $273,742)

*          Non-income producing

†          Non-controlled affiliate

#          Restricted and/or illiquid security

@        152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

(a)       Fully or partially pledged as collateral on outstanding written call options

The accompanying notes form an integral part of these financial statements.

10

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
March 31, 2003

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $201,231,672)	$156,091,672
Non-controlled affiliates (cost $63,759,287)	22,948,547	$179,040,219

Accrued interest and dividends receivable		595,525
Receivable for securities sold		630,489

Total assets		180,266,233

Liabilities:
Due to adviser		176,338
Payable for securities purchased		1,448,000
Covered call options written, at value (proceeds received $273,742)		30,000
Other expenses		83,423

Total liabilities		1,737,761

Net assets applicable to outstanding capital stock		$178,528,472

Analysis of net assets:
Paid-in capital		$383,880,928
Accumulated undistributed net investment income		315,251
Accumulated net realized loss		(119,960,709)
Net unrealized depreciation of investments		(85,706,998)

Total net assets applicable to shares outstanding		$178,528,472

Net asset value per share of outstanding capital stock (9,937,253 shares outstanding)		$17.97

The accompanying notes form an integral part of these financial statements.

11

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Year ended March 31, 2003

Investment income:
Dividends (including $1,239,691 from non-controlled affiliate)		$4,326,938
Interest		527,320

Total investment income		4,854,258

Expenses:
Investment advisory fee		2,316,754
Administrative fee		378,762
Custodial fees		11,340
Directors fees		4,193
Other expenses		330,518

Total expenses		3,041,567

Net investment income		1,812,691

Realized and unrealized gain (loss) on investments:
Net realized loss on securities (including net gain of $607,758 from non-controlled affiliates)	$(87,123,022)
Net realized gain on options written	89,983

Net realized loss		(87,033,039)
Net unrealized depreciation of investments (including net depreciation of $40,810,740 from non-controlled affiliates)		(22,173,710)

Net realized and unrealized loss on investments		(109,206,749)

Net decrease in net assets resulting from operations		$(107,394,058)

The accompanying notes form an integral part of these financial statements.

12

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Cash Flows
Year ended March 31, 2003

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(107,394,058)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(175,634,301)
Proceeds from disposition of investment securities	237,889,732
Increase in dividends and interest receivable	(413,284)
Decrease in receivables for securities sold	2,249,048
Increase in call options written	30,000
Decrease in payables for securities purchased	(5,378,331)
Decrease in accrued expenses	(157,431)
Unrealized depreciation on securities	22,417,452
Net realized loss on securities	87,123,022

Net cash provided by operating activities	60,731,849

Cash flows from financing activities:
Proceeds from shares sold	16,743,347
Payment on shares redeemed	(77,307,186)
Cash distributions paid	(168,010)

Net cash used in financing activities	(60,731,849)

Net increase (decrease) in cash	—

Cash:
Beginning balance	—

Ending Balance	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends of $1,332,071.

The accompanying notes form an integral part of these financial statements.

13

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2003	2002

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,812,691	$(311,657)
Net realized loss	(87,033,039)	(32,927,670)
Net unrealized appreciation (depreciation)	(22,173,710)	51,682,796

Net increase (decrease) in net assets resulting from operations	(107,394,058)	18,443,469

Distributions to shareholders from:
Net investment income	(1,500,081)	—
Net realized gains	—	(140,845)

Total distributions	(1,500,081)	(140,845)

Capital share transactions:
Proceeds from sales	16,743,347	41,680,608
Payments for redemptions	(77,307,186)	(129,323,709)
Reinvestment of distributions	1,332,071	130,193

Total decrease from capital share transactions	(59,231,768)	(87,512,908)

Total decrease in net assets	(168,125,907)	(69,210,284)

Net assets:
Beginning of period	346,654,379	415,864,663

End of period (including undistributed net investment income of $315,251 and $0, respectively)	$178,528,472	$346,654,379

The accompanying notes form an integral part of these financial statements.

14

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$27.01	$25.39	$34.32	$33.94	$29.41

Income (loss) from investment operations:
Net investment income (loss)	0.17	(0.02)	(0.09)	(0.18)	0.11
Net gain (loss) on securities (realized and unrealized)	(9.07)	1.65	(3.55)	3.12	4.96

Total from investment operations	(8.90)	1.63	(3.64)	2.94	5.07

Less distributions:
Dividends from net investment income	(0.14)	—	—	(0.01)	(0.10)
Distributions from realized gains	—	(0.01)	(5.29)	(2.55)	(0.44)

Total distributions	(0.14)	(0.01)	(5.29)	(2.56)	(0.54)

Net asset value, end of period	$17.97	$27.01	$25.39	$34.32	$33.94

Total return	(33.0%)	6.4%	(11.9%)	8.0%	17.4%

Ratios/supplemental data:
Net assets, end of period ($000)	178,528	346,654	415,865	656,198	638,763
Ratio of net expenses to average net assets	1.32%	1.25%	1.22%	1.23%	1.30%
Ratio of net investment income (loss) to average net assets	0.78%	(0.08%)	(0.27%)	(0.44%)	0.48%
Portfolio turnover rate	64%	18%	22%	46%	40%

The accompanying notes form an integral part of these financial statements.

15

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
March 31, 2003

(1) Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2003, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•         Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•         Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•         The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•         The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•         The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

(b) Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market.

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Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

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(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2003.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

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Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2003	2002

Transactions in shares:
Shares issued	863,539	1,602,382
Shares redeemed	(3,835,458)	(5,151,293)
Reinvested dividends	72,593	4,908

Net decrease	(2,899,326)	(3,544,003)

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2003	2002

Ordinary income	$1,500,081	$—
Long-term capital gains	—	140,845

Total distributions	$1,500,081	$140,845

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$315,251
Capital loss carryforward	(20,867,544)
Post October capital loss deferral	(98,783,126)
Unrealized depreciation	(86,017,037)

$(205,352,456)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2010 – $537,884 and March 31, 2011 – $20,329,660. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

The difference between book basis and tax basis unrealized depreciation and net realized loss is attributed to the deferral of loss on wash sales.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $139,563,845 and $185,811,418, respectively. The cost of investments for Federal income tax purposes is $265,300,998. At March 31, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $12,091,873 and $98,352,652, respectively.

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(a) Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at March 31, 2003, include the following:

Cost

Adelphia Communications Corp. CLA	$27,708,189
Medical Office Properties, Inc.	2,175,248
Newcastle Investment Holdings Corp.	14,828,703

Total illiquid securities	$44,712,140

The total value of these securities at March 31, 2003, was $17,391,420, representing 9.7% of the Fund’s net assets.

(b) Covered Call Options Written

Transactions relating to covered call options written are summarized as follows:

	Year ended March 31, 2003

	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—
Options written, during the period	3,000	839,225
Options closed, during the period	(1,000)	(565,483)

Options outstanding, end of period	2,000	$273,742

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(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2003	Value March 31, 2003	Dividend Income	Realized Gains/(Losses)

Imperial Credit Industries, Inc.	3,435,400	—	—	3,435,400	$6,871	$—	$—
Insurance Auto Auctions, Inc.	875,700	—	(229,000)	646,700	7,113,700	—	472,455
Labor Ready, Inc.*	3,367,300	—	(2,817,300)	550,000	3,135,000	—	(6,127,495)
Mail-Well, Inc.*	4,346,500	772,300	(2,718,800)	2,400,000	4,872,000	—	(26,466,096)
Newcastle Investment
Holdings Corp.†	879,332	—	—	879,332	15,827,976	1,239,691	135,303
NovaStar Financial, Inc.*	1,095,529	115,500	(1,011,029)	200,000	6,830,000	2,376,115	19,227,615

Totals					$37,785,547	$3,615,806	$(12,758,218)

* Company was considered a non-controlled affiliate at March 31, 2002, but as of March 31, 2003, they are no longer a non-controlled affiliate.
† Fortress Investment Corp.’s name was changed to Newcastle Investment Holdings Corp.

(8) Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc – Hickory Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations, of cash flows, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. – Hickory Fund (the “Fund”) at March 31, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP New York, New York April 18, 2003

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INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (53)	Thomas R. Pansing, Jr. (58)
Position(s) Held with Fund: President; Treasurer; Portfolio Manager	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993
Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993

Principal Occupation(s) During Past 5 Years: Partner, Gaines Pansing & Hogan
Principal Occupation(s) During Past 5 Years: President, Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.
Number of Portfolios Overseen: 5
Other Directorships: N/A
Number of Portfolios Overseen: 5
Other Directorships: N/A

*          Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (52)	John W. Hancock (55)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – June, 1997	Length of Service (Beginning Date): Weitz Series Fund, Inc. (and predecessor Weitz Value Fund) – January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner, The Public Strategies Group 1999-Present; Independent Consultant 1995-1999
Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

Richard D. Holland (81)	Delmer L. Toebben (72)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – June, 1995	Length of Service (Beginning Date): Weitz Series Fund, Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Retired, 1999-Present; President, Curzon Advertising & Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A
Number of Portfolios Overseen: 5
Other Directorships: N/A

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Officers

Mary K. Beerling (62)	Linda L. Lawson (49)
Position(s) Held with Fund: Vice President and Secretary	Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): June, 1992
Length of Service (Beginning Date): July, 1994	Principal Occupation(s) During Past 5 Years: Vice President, Wallace R. Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc.
Principal Occupation(s) During Past 5 Years: Vice President, Wallace R. Weitz & Company, Weitz

Series Fund, Inc., Weitz Partners, Inc.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

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Board of Directors

Lorraine Chang

John W. Hancock

Richard D. Holland

Thomas R. Pansing, Jr.

Delmer L. Toebben

Wallace R. Weitz

Officers

Wallace R. Weitz, President

Mary K. Beerling, Vice-President & Secretary

Linda L. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian

Wells Fargo Bank Minnesota,

National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/03

Item 2.            Code of Ethics.

Not applicable at this time.

Item 3.            Audit Committee Financial Expert.

Not applicable at this time.

Items 4-6.       [Reserved]

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable at this time.

Item 8.            [Reserved]

Item 9.            Controls and Procedures.

(a) Not applicable at this time.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

Item 10.         Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Weitz Series Fund, Inc.
By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date 4/28/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date 4/28/03

By (Signature and Title)*	/s/ Linda Lawson

Linda Lawson, Principal Financial Officer

Date 4/28/03

*          Print the name and title of each signing officer under his or her signature.